EXHIBIT 99.10(d)


                               CONSENT OF COUNSEL

     We hereby consent of the reference to our firm included in the prospectus filed as part of Registration Statement No.33-87874.



     SWIDLER BERLIN SHEREFF FRIEDMAN, LLP



New York, New York
April 15, 1999